This is filed pursuant to Rule 497(c).
File Nos. 33-12988 and 811-05088.

                       THE ALLIANCEBERNSTEIN PORTFOLIOS:



> AllianceBernstein Wealth Appreciation Strategy         > AllianceBernstein Tax-Managed Wealth Appreciation Strategy
  (Class A - AWAAX; Class B - AWABX; Class C - AWACX;      (Class A - ATWAX; Class B - ATWBX; Class C - ATWCX;
  Class R - AWARX; Class K - AWAKX; Class I - AWAIX;       Advisor Class - ATWYX)
  Advisor Class - AWAYX)

> AllianceBernstein Balanced Wealth Strategy             > AllianceBernstein Tax-Managed Balanced Wealth Strategy
  (Class A - ABWAX; Class B - ABWBX; Class C - ABWCX;      (Class A - AGIAX; Class B - AGIBX; Class C - AGICX;
  Class R  - ABWRX; Class K - ABWKX; Class I - ABWIX;      Advisor Class - AGIYX)
  Advisor Class - ABWYX)

> AllianceBernstein Conservative Wealth Strategy         > AllianceBernstein Tax-Managed Conservative Wealth Strategy
  (Class A - ABPAX; Class B - ABPBX; Class C - ABPCX;      (Class A - ACIAX; Class B - ACIBX; Class C - ACICX;
  Class R - APPRX; Class K - APPKX; Class I - APPIX;       Advisor Class - ACIYX)
  Advisor Class - ABPYX)

                                          (collectively, the "Strategies")


--------------------------------------------------------------------------------
                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               December 31, 2012

--------------------------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with, the Strategies' current prospectus, dated December 31, 2012 of the AllianceBernstein Wealth Strategies that offers Class A, Class B , Class C, Advisor Class, Class R, Class K and Class I shares of the AllianceBernstein Wealth Appreciation Strategy ("Wealth Appreciation Strategy"), the AllianceBernstein Balanced Wealth Strategy ("Balanced Wealth Strategy") and the AllianceBernstein Conservative Wealth Strategy ("Conservative Wealth Strategy") and Class A, Class B, Class C and Advisor Class shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy ("Tax-Managed Wealth Appreciation Strategy"), the AllianceBernstein Tax-Managed Balanced Wealth Strategy ("Tax-Managed Balanced Wealth Strategy"), and the AllianceBernstein Tax-Managed Conservative Wealth Strategy ("Tax-Managed Conservative Wealth Strategy") (each a "Strategy" and together, the "Strategies"). Financial statements for the Strategies for the fiscal year ended August 31, 2012 are included in the Strategies' annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page

DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS....................4
INVESTMENT RESTRICTIONS.......................................................47
MANAGEMENT OF THE STRATEGIES..................................................48
EXPENSES OF THE STRATEGIES....................................................72
PURCHASE OF SHARES............................................................82
REDEMPTION AND REPURCHASE OF SHARES..........................................109
SHAREHOLDER SERVICES.........................................................112
NET ASSET VALUE..............................................................115
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................119
STRATEGIES TRANSACTIONS......................................................126
GENERAL INFORMATION..........................................................132
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.......................................................157
APPENDIX A - STATEMENT OF POLICIES AND PROCEDURES FOR PROXY..................A-1





AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

          DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS

--------------------------------------------------------------------------------

Introduction to the Strategies
------------------------------

            The AllianceBernstein Portfolios (the "Trust") is comprised of the six Strategies and the AllianceBernstein Growth Fund. The AllianceBernstein Growth Fund is offered through a separate prospectus and statement of additional information. The Trust is a diversified, open-end investment company.

            Except as otherwise noted, the investment objective and policies of the Strategies are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Trustees (the "Board" or the "Trustees") without shareholder approval. However, the Strategies will not change their investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Trust will achieve its investment objectives. Whenever any investment restriction states a maximum percentage of a Strategy's assets that may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Strategy's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value ("NAV") will not be considered a violation of such percentage limitation.

            The Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy invest directly in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios") that are also managed by AllianceBernstein L.P., the Strategies' investment adviser (the "Adviser"), rather than directly in securities. The Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy primarily invest directly in securities but also invest in currently one Underlying Portfolio, the Volatility Management Portfolio.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Strategies' investment policies and practices supplements the information set forth in the Prospectus.

            The investment practices described below may be used by the Strategies either directly, or for those Strategies that invest in Underlying Portfolios, indirectly. For purposes of this section, except where otherwise noted, discussion regarding the investment practices of the Strategies should be read to include the investment practices of the Underlying Portfolios. Investing in shares of the Underlying Portfolios involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Strategies, including other operating expenses.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            The Underlying Portfolios may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the U.S. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

            A Strategy may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives - options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Strategy, are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

                  --Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Strategies' interest.

                  --Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Strategies' investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

                  --Credit Risk. This is the risk that a loss may be sustained by the Strategies as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Strategies consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

                  --Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

                  --Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

                  --Risk of Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swaps, may affect the Strategy's ability to use such instruments as a part of its investment strategy.

                  --Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Strategy. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Strategy's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Strategy's investment objective.

            A Strategy may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA"), including registration as a "commodity pool operator". The Underlying Portfolios have claimed an exclusion from the definition of commodity pool operator under the CEA and are not currently subject to registration, disclosure and reporting requirements under the CEA. The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to this exclusion. These amendments become effective December 31, 2012 and may necessitate that the Underlying Portfolios comply with regulatory obligations and restrictions under the CEA. Such regulation could affect the Underlying Portfolios' expenses or their use of derivative instruments.

Use of Options, Futures, Forwards and Swaps by the Strategies
-------------------------------------------------------------

            Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            Each Strategy may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. Dollar and other currencies. The Strategies may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Strategy may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Strategy may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Strategy may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Trust's adviser (the "Adviser"), anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. For example, a Strategy may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Strategy would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Strategy may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Strategy would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            Options On Securities. A Strategy may write and purchase call and put options on securities. In purchasing an option on securities, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, a Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

            A Strategy may also purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

            A Strategy may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Strategy may write a put or call option in return for a premium, which is retained by a Strategy whether or not the option is exercised. A Strategy may write covered options or uncovered options. A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Strategy wrote a naked call option and the price of the underlying security increased, the Strategy would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

            A Strategy may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, a Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Strategy may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Strategy to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Strategy may write (sell) covered call and put options and purchase call and put options on securities indices. If a Strategy purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Strategy's security holdings.

            The purchase of call options on securities indices may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

            Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Strategy may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Strategy has the risk of losing the entire amount paid for the call or put options.

            Options on Foreign Currencies. A Strategy may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategies may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategies may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Strategy could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            A Strategy may write options on foreign currencies for hedging purposes or to increase return. For example, where a Strategy anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Strategies also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Strategy may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. For example, a Strategy may purchase call options in anticipation of an increase in the market value of a currency. A Strategy would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transactions costs. Otherwise, a Strategy would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Strategy for the purpose of benefiting from a decline in the value of a currency that a Strategy does not own. A Strategy would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Strategy would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Strategy will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Strategy would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            Futures Contracts and Options on Futures Contracts. Futures contracts that a Strategy may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Strategy may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed-income securities. For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

            A Strategy may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, the Strategies could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Strategy may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Strategy may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Strategy may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Strategy and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, a Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Strategies will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Strategy may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities that the Strategy intends to purchase may be less expensive.

            Total Return Swaps. A Strategy may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

            Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Strategies may be either the buyer or seller in the transaction. As a seller, a Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Strategy will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Strategy as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss to the Strategy. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            Currency Swaps. A Strategy may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, a Strategy expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Strategy will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Strategy will have contractual remedies pursuant to the agreements related to the transactions.

            Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

            Swaps: Interest Rate Transactions. A Strategy may enter into interest rate swap, swaptions and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Strategy anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Strategy receiving or paying, as the case may be, only the net amount of the two payments).

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Strategy will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

            Variance and Correlation Swaps. A Strategy may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            Synthetic Foreign Equity Securities. A Strategy may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Strategy's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Strategy also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

      - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

      - Currency Transactions. A Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Strategy assumes the rights and risks of ownership of the security, but the Strategy does not pay for the securities until they are received. If a Strategy is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Strategy's volatility of returns.

            The use of forward commitments enables a Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Strategy may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Strategy believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Strategy's securities denominated in such foreign currency, or when the Strategy believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Strategy might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date. If the Strategy chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's NAV.

            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time a Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Strategy's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Strategy may be adversely affected.

Illiquid Securities
-------------------

            A Strategy will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Strategy's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers); (b) over-the-counter options and assets used to cover over-the-counter options; and
(c) repurchase agreements not terminable in seven days. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Strategy's investment in Rule 144A Securities.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Strategy, however, could affect adversely the marketability of such portfolio securities and a Strategy might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in each Strategy's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

      A Strategy may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Strategy will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

      A Strategy may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Strategy acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            The Strategies may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Strategy will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Strategy in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Strategy will have the right to call a loan and obtain the securities loan on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distribution from the securities.

            A Strategy will invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the Strategies' investment risk. The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Strategy will not have the right to vote any securities having voting rights during the existence of the loan. A Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Strategy lends its securities, its investment performance will continue to reflect the value of securities on loan.

Preferred Stock
---------------

      A Strategy may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Loan Participations and Assignments
-----------------------------------

            A Strategy may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of the agent interposed between a Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

            The Strategy's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            A Strategy's investment in Participations typically will result in the Strategy having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Strategy will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Strategy generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Strategy may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Strategy may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Strategy may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of the Participation being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Strategy will acquire Participations only if the Lender interpositioned between the Strategy and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e.,Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

            When the Strategy purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Strategy as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Strategy may acquire an interest in a Loan is through a Participation and not an Assignment.

            The Strategy may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Strategy anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Strategy's ability to dispose of particular Assignments and Participations when necessary to meet the Strategy's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Strategy to assign a value to these securities for purposes of valuing the Strategy's portfolio and calculating its asset value.

            These loans may include participations in "bridge loans", which are Loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purposes of acquisitions. A Strategy may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Money Market Securities
-----------------------

            Certificates Of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

            Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

            Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

            Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

            Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Strategy at varying rates of interest pursuant to direct arrangements between a Strategy, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Strategies have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Strategies' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Strategies consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Strategy may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's Investors Service, Inc. ("Moody's") or AA- or better by Standard & Poor's Rating Services ("S&P") or Fitch Ratings, Inc. ("Fitch").

            The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

            The mortgage-related securities in which a Strategy may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Strategy) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.

            The principal governmental (i.e., backed by the full faith and credit of the U. S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            The Strategy will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Strategy may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Strategy may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Strategy's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Strategy's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Strategy may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Municipal Securities
--------------------

            The Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy and other Strategies may invest in municipal securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

            Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Strategy may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Strategy may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

            A Strategy may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

            Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Obligations of Supranational Agencies
-------------------------------------

            A Strategy may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate," which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Strategies monitor on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Strategy to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Strategies to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Strategy.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Strategy would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Strategies may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Strategies' rights. Each Strategy's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Strategies enter into repurchase agreement transactions.

            A Strategy may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Strategy's ability to enter into repurchase agreements. Currently, each Strategy intends to enter into repurchase agreements only with its custodian and such primary dealers.

            A Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. A Strategy has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Strategy sells portfolio assets concurrently with an agreement by the Strategy to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Strategy continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Strategy can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Strategy of the reverse repurchase transaction, (i.e., the difference between the sale and repurchase price for the securities), is less than the cost of otherwise obtaining the cash.

            Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Strategy's common stocks because the Strategy uses the proceeds to make investments in other securities. See "Leverage" below.

Rights and Warrants
-------------------

            A Strategy may invest in rights and warrants, only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Strategies. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            A Strategy may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Strategy does not own, or if the Strategy does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Strategy contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a gain. Although the Strategy's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by a Strategy to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Strategy. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Strategy.

Standby Commitment Agreements
-----------------------------

            A Strategy may from time to time enter into standby commitment agreements. Such agreements commit the Strategy, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to that Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Strategy is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Strategy has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Strategy and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Strategy's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Strategy may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and/or less expensive for a Strategy than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured products or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Strategy to the credit risk of the issuer of the structured product.

            -Structured Notes and Indexed Securities: The Strategy may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            -Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Strategy economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Strategy might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity futures contract or index.

            -Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Strategy may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Strategy would receive as an investor in the trust. A Strategy' investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

      These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            An Underlying Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. An Underlying Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by an Underlying Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years, a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as the Underlying Portfolios) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for an Underlying Portfolio not to be subject to federal income or excise taxes, the Underlying Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Underlying Portfolio has actually received as interest during the year. An Underlying Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Strategy may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by a Strategy result in the leveraging of a Strategy's shares of common stock. The proceeds of such borrowings will be invested in accordance with a Strategy's investment objectives and policies. A Strategy also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Strategy will use the cash proceeds made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Strategy is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize higher current net investment income than if the Strategy were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return than if the Strategy were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if the Strategy were not leveraged. In an extreme case, if the Strategy's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Strategy to potential losses that, in some cases, may exceed the amount originally invested by the Strategy. When a Strategy engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Strategy's exposure, or a marked-to-market on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Strategy' investment restriction concerning senior securities. The segregation of assets is intended to enable the Strategy to have assets available to satisfy its obligations with respect to these transactions, but will not limit a Strategy's exposure to loss.

            Investments in Lower-Rated and Unrated Instruments. A Strategy may invest in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Strategy's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Strategy may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Strategy may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Strategy.

            In seeking to achieve a Strategy's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Strategy's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Strategy.

            Municipal Markets Risk. The Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy invest in municipal securities, which carry the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of a Strategy's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

            Because the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy invest a significant portion of their assets in municipal securities, they are more vulnerable to events adversely affecting particular states or municipalities, including economic, political, or regulatory developments or terrorism.

            A Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Strategy may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Strategy will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Strategy may invest and could adversely affect the Strategy's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Strategy. Certain countries in which a Strategy may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Strategy could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Strategy's NAV may also be affected by changes in the rates or methods of taxation applicable to the Strategy or to entities in which the Trust has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Strategy will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Strategy. See "U.S. Federal Income Taxes".

            Investors should understand that the expense ratio of a Strategy investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Strategy can avoid currency risks which might occur during the settlement period for either purchases or sales. A Strategy may purchase foreign securities directly, as well as through ADRs.

            Foreign Currency Transactions. A Strategy may invest in securities denominated in foreign currencies and a corresponding portion of the Strategy's revenues will be received in such currencies. In addition, a Strategy may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Strategy's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Strategy's income. A Strategy will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Strategy has this ability, there is no certainty as to whether, and to what extent, the Strategy will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Strategy's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Strategy's total assets adjusted to reflect the Strategy's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Strategy will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Strategy will incur costs in connection with conversions between various currencies. A Strategy may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Strategy receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if the Strategy has insufficient cash in U.S. Dollars to meet, among other things, distribution requirements that the Strategy must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Strategy may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities and Swaps. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Strategy. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Strategy makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Strategy from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Strategy in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indices, and swaps may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Strategy could be required to retain options purchased or written, or forward currency exchange contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Strategy will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Strategy is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            Options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Strategy's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume period.

            Pooled Investments Risk. The Strategies invest in Underlying Portfolios managed by the Adviser. From time to time, one or more of the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancing by the Strategies or other investors. These transactions will affect the Underlying Portfolios, since the Underlying Portfolios that receive additional cash will have to invest such cash. This may be particularly important when one or more of the Strategies owns a substantial portion of any Underlying Portfolio. While it is impossible to predict the overall effect of these transactions over time, there could be adverse effects on a Strategy's performance to the extent that the Underlying Portfolio may be required to sell securities or invest cash at time when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Strategies are expected to own substantial portions of some Underlying Portfolios, a redemption or reallocation by the Strategies away from an Underlying Portfolio could cause the Underlying Portfolio's expenses to increase and may result in an Underlying Portfolio becoming too small to be economically viable. The Adviser is committed to minimizing such effect on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of the Strategies and the Underlying Portfolios. The Adviser will at all times monitor the effect on the Underlying Portfolios of transactions by the Strategies. As an investor in an Underlying Portfolio, a Strategy will bear its ratable share of expenses with respect to the assets so invested.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            Each Strategy has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Strategy's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            As a matter of fundamental policy, a Strategy may not:

            (1) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (2) act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act;

            (3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Strategies from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (4) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (5) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; and

            (6) purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts except that Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy may purchase or sell commodities or options thereon to the extent permitted by applicable law.

            As a fundamental policy, each Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Strategy's assets consist of:

            o     Cash or cash items;

            o     Government Securities;

            o     Securities of other investment companies; and

            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Strategy.

Non-Fundamental Investment Policy
---------------------------------

            As a matter of non-fundamental policy, each Strategy has adopted a policy that provides that the Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Trust's Board (see "Management of the Strategies" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2012, totaling approximately $419 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2012, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            AXA and its subsidiaries                 61.0%
            AllianceBernstein Holding L.P.           37.5
            Unaffiliated holders                      1.5
                                               ------------
                                                    100.0%
                                               ============

            AXA, is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2012, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.2% economic interest in the Adviser as of September 30, 2012.

Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy and manages, supervises and conducts the affairs of each Strategy, subject to the supervision of the Board. The Advisory Agreement provides that the Adviser will furnish, or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust who are affiliated with the Adviser and certain administrative services.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Strategy, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Strategy shares (other than the portion of the promotional expenses borne by the Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

             The Strategies have, under the Advisory Agreement, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Strategies by the Adviser, each Strategy may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. The Wealth Appreciation Strategy and the Tax-Managed Wealth Appreciation Strategy are authorized to reimburse the Adviser for such services, which will be provided to the Strategies at cost. The payments therefore must be specifically approved by the Board. During the fiscal year ended August 31, 2012 for the Wealth Appreciation Strategy and the Tax-Managed Wealth Appreciation Strategy, there were no payments to the Adviser for these services.

            The Advisory Agreement continues in effect provided that its continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of a Strategy or by the Board including, in either case, by a vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, the continuance of the Advisory Agreement with respect to the Strategies for an additional annual period was approved by a vote, cast in person, of the Trustees at a meeting held on July 31 - August 2, 2012.

            Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding securities of the relevant Strategy and by the vote of a majority of the Trustees who are not interested persons of the Strategy or the Adviser.

            The Advisory Agreement is terminable without penalty with respect to a Strategy by a vote of a majority of the Strategy's outstanding voting securities or by a vote of a majority of the Trustees on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Adviser is compensated for its services at the following annual rates applicable to the average daily NAV of each Strategy:

                Strategy                              Annual Percentage Rate
                --------                              ----------------------
Wealth Appreciation Strategy                0.65% of the first $2.5 billion
                                            0.55% of the excess over $2.5 billion up to $5 billion
                                            0.50% of the excess over $5 billion

Balanced Wealth Strategy                    0.55% of the first $2.5 billion
                                            0.45% of the excess over $2.5 billion up to $5 billion
                                            0.40% of the excess over $5 billion

Conservative Wealth Strategy                0.55% of the first $2.5 billion
                                            0.45% of the excess over $2.5 billion up to $5 billion
                                            0.40% of the excess over $5 billion

Tax-Managed Wealth Appreciation Strategy    0.65% of the first $2.5 billion
                                            0.55% of the excess over $2.5 billion up to $5 billion
                                            0.50% of the excess over $5 billion

Tax-Managed Balanced Wealth Strategy        0.55% of the first $2.5 billion
                                            0.45% of the excess over $2.5 billion up to $5 billion
                                            0.40% of the excess over $5 billion

Tax-Managed Conservative Wealth Strategy    0.55% of the first $2.5 billion
                                            0.45% of the excess over $2.5 billion up to $5 billion
                                            0.40% of the excess over $5 billion

            The Adviser has contractually agreed until December 31, 2013 to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.20%, 1.90%, 1.90% and .90% of average daily net assets, respectively, for Class A, Class B, Class C, and Advisor Class shares of the Tax-Managed Conservative Wealth Strategy. For the period ended August 31, 2012, such reimbursement amounted to $220,462. This contractual agreement automatically extends each year, unless the Adviser provides written notice of termination to the Strategy 60 days prior to December 31, 2013.

            During the fiscal year ended August 31, 2012, the Adviser received $448,914 in management fees from the Tax-Managed Conservative Wealth Strategy (net of $220,462 which was waived by the Adviser due to the expense limitation agreement), $993,161 in management fees from the Tax-Managed Balanced Wealth Strategy, $3,906,187 in management fees from the Tax-Managed Wealth Appreciation Strategy, $2,923,916 in management fees from the Conservative Wealth Strategy, $8,931,058 in management fees from the Balanced Wealth Strategy, and $9,634,989 in management fees from the Wealth Appreciation Strategy.

            During the fiscal year ended August 31, 2011, the Adviser received $412,769 in management fees from the Tax-Managed Conservative Wealth Strategy (net of $155,242 which was waived by the Adviser due to the expense limitation agreement), $1,227,930 in management fees from the Tax-Managed Balanced Wealth Strategy, $4,076,521 in management fees from the Tax-Managed Wealth Appreciation Strategy, $3,611,278 in management fees from the Conservative Wealth Strategy (net of $0 which was waived by the Adviser due to the expense limitation agreement), $11,216,622 in management fees from the Balanced Wealth Strategy, and $11,281,751 in management fees from the Wealth Appreciation Strategy.

            During the fiscal year ended August 31, 2010, the Adviser received $580,811 in management fees from the Tax-Managed Conservative Wealth Strategy (net of $86,190 which was waived by the Adviser due to the expense limitation agreement), $1,454,127 in management fees from the Tax-Managed Balanced Wealth Strategy, $3,648,329 in management fees from the Tax-Managed Wealth Appreciation Strategy, $3,990,128 in management fees from the Conservative Wealth Strategy (net of $0 which was waived by the Adviser due to the expense limitation agreement), $11,796,820 in management fees from the Balanced Wealth Strategy, and $10,628,029 in management fees from the Wealth Appreciation Strategy.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

ALL FUNDS
---------

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc. and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc., are referred to collectively below as the "AllianceBernstein Funds".

Board Information
-----------------

            Certain information concerning the Trustees of the Trust is set forth below.

                                                                   Portfolios in        Other Public Company
                                                                   AllianceBernstein    Trusteeships and
                                 Principal Occupation(s)           Fund Complex         Directorships Held
Name, Address*, Age and          during Past Five                  Overseen by          by Trustee in the
(Year Elected**)                 Years or Longer                   Trustee              Past Five Years
-----------------------          -----------------------           -----------------    --------------------
Independent Trustees
--------------------

Chairman of the Board
William H. Foulk, Jr., #, ##     Investment Adviser and an               101                    None
80                               Independent Consultant since
(1998)                           prior to 2007.  Previously, he
                                 was Senior Manager of Barrett
                                 Associates, Inc., a registered
                                 investment adviser.  He was
                                 formerly Deputy Comptroller and
                                 Chief Investment Officer of the
                                 State of New York and, prior
                                 thereto, Chief Investment
                                 Officer of the New York Bank for
                                 Savings.  He has served as a
                                 director or trustee of various
                                 AllianceBernstein Funds since
                                 1983 and has been Chairman of
                                 the AllianceBernstein Funds and
                                 of the Independent Directors
                                 Committee of such Funds since
                                 2003.

John H. Dobkin, #                Independent Consultant since            101                    None
70                               prior to 2007.  Formerly,
(1999)                           President of Save Venice, Inc.
                                 (preservation organization) from
                                 2001-2002; Senior Advisor from
                                 June 1999-June 2000 and
                                 President of Historic Hudson
                                 Valley (historic preservation)
                                 from December 1989-May 1999.
                                 Previously, Director of the
                                 National Academy of Design.  He
                                 has served as a director or
                                 trustee of various
                                 AllianceBernstein Funds since
                                 1992.

Michael J. Downey, #             Private Investor since prior to         101            Asia Pacific Fund, Inc.
68                               2007.  Formerly, managing                              and The Merger Fund
(2005)                           partner of Lexington Capital,                          since prior to 2007 and
                                 LLC (investment advisory firm)                         Prospect Acquisition
                                 from December 1997 until                               Corp. (financial
                                 December 2003.  From 1987 until                        services) from 2007
                                 1993, Chairman and CEO of                              until 2009
                                 Prudential Mutual Fund
                                 Management, director of the
                                 Prudential mutual funds, and
                                 member of the Executive
                                 Committee of Prudential
                                 Securities Inc.  He has served
                                 as a director or trustee of the
                                 AllianceBernstein Funds since
                                 2005.

D. James Guzy, #                 Chairman of the Board of PLX            101
76                               Technology (semi-conductors) and                       Cirrus Logic Corporation
(2005)                           of SRC Computers Inc., with                            (semi-conductors) and
                                 which he has been associated                           PLX Technology
                                 since prior to 2007.  He was a                         (semi-conductors) since
                                 director of Intel Corporation                          prior to 2007 and Intel
                                 (semi-conductors) from 1969                            Corporation
                                 until 2008, and served as                              (semi-conductors) since
                                 Chairman of the Finance                                prior to 2007 until 2008
                                 Committee of such company for
                                 several years until May 2008.
                                 He has served as a director or
                                 trustee of one or more of the
                                 AllianceBernstein Funds since
                                 1982.

Nancy P. Jacklin, #, ##          Professorial Lecturer at the            101            None
64                               Johns Hopkins School of Advanced
(2006)                           International Studies since
                                 2008.  Formerly, U.S. Executive
                                 Director of the International
                                 Monetary Fund (December 2002-May
                                 2006); Partner, Clifford Chance
                                 (1992-2002); Sector Counsel,
                                 International Banking and
                                 Finance, and Associate General
                                 Counsel, Citicorp (1985-1992);
                                 Assistant General Counsel
                                 (International), Federal Reserve
                                 Board of Governors (1982-1985);
                                 and Attorney Advisor, U.S.
                                 Department of the Treasury
                                 (1973-1982).  Member of the Bar
                                 of the District of Columbia and
                                 of New York; and member of the
                                 Council on Foreign Relations.
                                 She has served as a director or
                                 trustee of the AllianceBernstein
                                 Funds since 2006.

Garry L. Moody, #                Independent Consultant.                 101            None
60                               Formerly, Partner, Deloitte &
(2008)                           Touche LLP (1995-2008) where he
                                 held a number of senior
                                 positions, including Vice
                                 Chairman, and U.S. and Global
                                 Investment Management Practice
                                 Managing Partner; President,
                                 Fidelity Accounting and Custody
                                 Services Company (1993-1995);
                                 and Partner, Ernst & Young LLP
                                 (1975-1993), where he served as
                                 the National Director of Mutual
                                 Fund Tax Services.  He has
                                 served as a director or trustee,
                                 and as Chairman of the Audit
                                 Committee, of the
                                 AllianceBernstein Funds since
                                 2008.
Marshall C. Turner, Jr., #                                               101            Xilinx, Inc.
71                               Private Investor since prior to                        (programmable logic
(2005)                           2007.  Interim CEO of MEMC                             semi-conductors) and
                                 Electronic Materials, Inc.                             MEMC Electronic
                                 (semi-conductor and solar cell                         Materials, Inc.
                                 substrates) from November 2008                         (semi-conductor and
                                 until March 2009.  He was                              solar cell substrates)
                                 Chairman and CEO of Dupont                             since prior to 2007
                                 Photomasks, Inc. (components of
                                 semi-conductor manufacturing),
                                 2003-2005, and President and
                                 CEO, 2005-2006, after the
                                 company was acquired and renamed
                                 Toppan Photomasks, Inc.  He has
                                 served as a director or trustee
                                 of one or more of the
                                 AllianceBernstein Funds since
                                 1992.

Earl D. Weiner, #                Of Counsel, and Partner prior to        101            None
73                               January 2007, of the law firm
(2007)                           Sullivan & Cromwell LLP and
                                 member of ABA Federal Regulation
                                 of Securities Committee Task
                                 Force to draft editions of the
                                 Fund Director's Guidebook. He
                                 has served as director or
                                 trustee of the AllianceBernstein
                                 Funds since 2007 and is Chairman
                                 of the Governance and Nominating
                                 Committees of the Funds.

Interested Trustee               Senior Vice President of the            101            None
------------------               Adviser++ and head of
Robert M. Keith, +               AllianceBernstein Investments,
52                               Inc. ("ABI")++ since July 2008;
(2010)                           Director of ABI and President of
                                 the AllianceBernstein Mutual
                                 Funds. Previously, he served as
                                 Executive Managing Director of
                                 ABI from December 2006 to June
                                 2008.  Prior to joining ABI in
                                 2006, Executive Managing
                                 Director of Bernstein Global
                                 Wealth Management, and prior
                                 thereto, Senior Managing
                                 Director and Global Head of
                                 Client Service and Sales of the
                                 Adviser's institutional
                                 investment management business
                                 since 2004.  Prior thereto,
                                 Managing Director and Head of
                                 North American Client Service
                                 and Sales in the Adviser's
                                 institutional investment
                                 management business, with which
                                 he had been associated since
                                 prior to 2004.

----------------------

* The address of each of the Strategy's Trustees is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Trustees.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##    Member of the Fair Value Pricing Committee.
+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust due to his position as a Senior Vice President of the Adviser.
++    The Adviser and ABI are affiliates of the Trust.


            The management of the business and affairs of the Trust are managed under the direction of the Board. Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees". Certain information concerning the Trust's governance structure and each Trustee is set forth below.

            Experience, Skills, Attributes and Qualifications of the Trust's Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of stockholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

            In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trustee's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities. The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Trust's Senior Officer (who is also the Trust's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Trust and the Adviser's risk management programs.

            Not all risks that may affect the Trust can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals. As a result of the foregoing and other factors the Trust's ability to manage risk is subject to substantial limitations.

            Board Committees. The Trustees of the Trust have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Trustees in their oversight of the Strategies' financial reporting process. The Audit Committee met two times during the Strategies' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during the Strategies' most recently completed fiscal year.

            The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider for nomination as a trustee candidates submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Strategy's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Strategy of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as an Independent Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in a Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Strategies' most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Strategies' most recently completed fiscal year.

            The dollar range of the Strategies' securities owned by each Trustee and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Trustee are set forth below.

                       Dollar Range of Equity Securities in the Strategies

                                      As of December 31, 2011
                                      -----------------------

                            Wealth Appreciation       Balanced Wealth        Conservative Wealth
Name of Trustee                  Strategy                 Strategy                Strategy
---------------

John H. Dobkin                 Over $100,000         $10,001 - $50,000              None
Michael J. Downey                  None                     None                    None
William H. Foulk, Jr.        $10,001 - $50,000       $10,001 - $50,000              None
D. James Guzy                  Over $100,000                None                    None
Nancy P. Jacklin                   None              $50,001 - $100,000             None
Robert M. Keith                    None                     None                    None
Garry L. Moody               $10,001 - $50,000       $10,001 - $100,000             None
Marshall C. Turner, Jr.            None                     None                    None
Earl D. Weiner                     None                     None                    None


                                Tax-Managed             Tax-Managed              Tax-Managed
                                  Wealth                  Balanced              Conservative
Name of Trustee            Appreciation Strategy      Wealth Strategy          Wealth Strategy
---------------

John H. Dobkin                     None                     None                    None
Michael J. Downey                  None                     None                    None
William H. Foulk, Jr.              None                     None                    None
D. James Guzy                      None                     None                    None
Nancy P. Jacklin                   None                     None                    None
Robert M. Keith                    None                     None                    None
Garry L. Moody                     None                     None                    None
Marshall C. Turner, Jr.      $50,001-$100,000               None                    None
Earl D. Weiner                     None                     None                    None



                          Aggregate Dollar Range of Equity Securities in the
Name of Trustee           AllianceBernstein Fund Complex as of December 31, 2011
---------------           ------------------------------------------------------
John H. Dobkin                                Over $100,000
Michael J. Downey                             Over $100,000
William H. Foulk, Jr.                         Over $100,000
D. James Guzy                                 Over $100,000
Nancy P. Jacklin                              Over $100,000
Robert M. Keith                                    None
Garry L. Moody                                Over $100,000
Marshall C. Turner, Jr.                       Over $100,000
Earl D. Weiner                                Over $100,000


Officer Information
-------------------

      Certain information concerning the Strategies' officers is set forth below.

                               Positions Held
Name, Address,* and Age          with Trust             Principal Occupation During Past Five Years
-----------------------       ---------------           -------------------------------------------
Robert M. Keith,              President and Chief       See biography above.
52                            Executive Officer

Philip L. Kirstein,           Senior Vice President     Senior Vice President and Independent
67                            and Independent           Compliance Officer of the Funds in the
                              Compliance Officer        AllianceBernstein Fund Complex, with which he
                                                        has been associated since October 2004. Prior
                                                        thereto, he was Of Counsel to Kirkpatrick &
                                                        Lockhart, LLP from October 2003 to October
                                                        2004, and General Counsel of Merrill Lynch
                                                        Investment Managers, L.P. since prior to March 2003.

Dokyoung Lee,                 Vice President            Senior Vice President of the Adviser,** with
46                                                      which he has been associated since prior to 2007.

Seth J. Masters,              Vice President            Senior Vice President of the Adviser,** with
53                                                      which he has been associated since prior to
                                                        2007.

Christopher H. Nikolich,      Vice President            Senior Vice President of the Adviser,** with
43                                                      which he has been associated since prior to 2007.

Patrick J. Rudden,            Vice President            Senior Vice President of the Adviser,** with
49                                                      which he has been associated since prior to 2007.

Emilie D. Wrapp,              Clerk                     Senior Vice President, Assistant General
57                                                      Counsel and Assistant Secretary of ABI,** with
                                                        which she has been associated since prior to 2007.

Joseph J. Mantineo,           Treasurer and Chief       Senior Vice President of ABIS,** with which he
53                            Financial Officer         has been associated since prior to 2007.

Phyllis J. Clarke,            Controller                Vice President of ABIS,** with which she has
51                                                      been associated since prior to 2007.

--------------------

* The address for each of the Strategies' Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Trust.

            The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid to each of the Trustees by the Strategies for the fiscal year ended August 31, 2012, the aggregate compensation paid to each of the Trustees during calendar year 2011 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                                       Total Number of
                                                                  Total Number of        Investment
                                                                    Investment           Portfolios
                                                                 Companies in the        within the
                                                  Total          AllianceBernstein    AllianceBernstein
                                               Compensation        Fund Complex,        Fund Complex,
                                                 from the          Including the        Including the
                            Aggregate       AllianceBernstein    Strategies, as to    Strategies, as to
                           Compensation       Fund Complex,      Which the Trustee    Which the Trustee
                             From the         Including the        is a Director        is a Director
Name of Trustee             Strategies          Strategies          or Trustee           or Trustee
---------------             ----------      -----------------    -----------------    -----------------
John H. Dobkin               $37,114             $252,000               31                   101

Michael J. Downey            $38,200             $252,000               31                   101

William H. Foulk, Jr.        $70,855             $493,700               31                   101

D. James Guzy                $38,357             $252,000               31                   101

Nancy P. Jacklin             $38,466             $252,000               31                   101

Robert M. Keith              $     0             $      0               31                   101

Garry L. Moody               $42,233             $280,000               31                   101

Marshall C. Turner, Jr.      $38,422             $252,000               31                   101

Earl D. Weiner               $39,762             $270,000               31                   101


            As of December 7, 2012, the Trustees and officers of the Trust as a group owned less than 1% of a Strategy class of shares.

Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

            The management of and investment decisions for the Strategies' portfolios are made by the Adviser's Multi-Asset Solutions Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Messrs. Dokyoung Lee, Seth J. Masters, Christopher Nikolich and Patrick J. Rudden. For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Strategies' prospectuses.

-----------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Strategies' equity securities owned directly or beneficially by the Strategies' portfolio managers are set forth below:

                   Dollar Range of Equity Securities in the Strategies(2)
                                  As of August 31, 2012
                                  ---------------------

                                Wealth Appreciation          Balanced Wealth        Conservative Wealth
Name of Trustee                       Strategy                  Strategy                 Strategy
---------------

Mr. Dokyoung Lee                $100,001 - $500,000        $100,001 - $500,000             None
Mr. Seth J. Masters                     None                      None                     None
Mr. Christopher H. Nikolich         $1 - $10,000                  None                     None
Mr. Patrick J. Rudden                   None                      None                     None

                                    Tax-Managed                Tax-Managed              Tax-Managed
                                Wealth Appreciation          Balanced Wealth        Conservative Wealth
Name of Trustee                       Strategy                  Strategy                 Strategy
---------------

Mr. Dokyoung Lee                        None                      None                     None
Mr. Seth J. Masters                     None                      None                     None
Mr. Christopher H. Nikolich             None                      None                     None
Mr. Patrick J. Rudden                   None                      None                     None

-----------------
(2) The ranges presented below include any vested shares awarded under the Adviser's Partners Compensation Plan.

            As of August 31, 2012, employees of the Adviser had approximately $10,118,521.43 invested in shares of Balanced Wealth Strategy, $3,120,353.31 in shares of Conservative Wealth Strategy and $13,660,638.67 in shares of Wealth Appreciation Strategy through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            As of August 31, 2012, employees of the Adviser had approximately $121,179,001.95 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.


- Tax-Managed Balanced Wealth Strategy

--------------------------------------------------------------------------------------------------
                                   REGISTERED INVESTMENT COMPANIES
                                       (excluding the Strategy)
--------------------------------------------------------------------------------------------------
                                                                   Number of        Total Assets
                             Total                                 Registered       of Registered
                             Number of        Total Assets         Investment       Investment
                             Registered       of Registered        Companies        Companies
                             Investment       Investment           Managed with     Managed with
                             Companies        Companies            Performance-     Performance-
Portfolio Manager            Managed          Managed              based Fees       based Fees
--------------------------------------------------------------------------------------------------
Dokyoung Lee                    36            $13,287,000,000         None            None
Seth J. Masters                 41            $15,616,000,000         None            None
Christopher H. Nikolich         18            $ 6,118,000,000         None            None
Patrick J. Rudden               41            $15,616,000,000         None            None
--------------------------------------------------------------------------------------------------


- Tax-Managed Wealth Appreciation Strategy

--------------------------------------------------------------------------------------------------
                                     REGISTERED INVESTMENT COMPANIES
                                        (excluding the Strategy)
--------------------------------------------------------------------------------------------------
                                                                   Number of        Total Assets
                             Total                                 Registered       of Registered
                             Number of        Total Assets         Investment       Investment
                             Registered       of Registered        Companies        Companies
                             Investment       Investment           Managed with     Managed with
                             Companies        Companies            Performance-     Performance-
Portfolio Manager            Managed          Managed              based Fees       based Fees
--------------------------------------------------------------------------------------------------
Dokyoung Lee                    36            $12,845,000,000         None            None
Seth J. Masters                 41            $15,175,000,000         None            None
Christopher H. Nikolich         18            $ 5,677,000,000         None            None
Patrick J. Rudden               41            $15,175,000,000         None            None
--------------------------------------------------------------------------------------------------


- Tax-Managed Conservative Wealth Strategy

--------------------------------------------------------------------------------------------------
                                     REGISTERED INVESTMENT COMPANIES
                                        (excluding the Strategy)
--------------------------------------------------------------------------------------------------
                                                                   Number of        Total Assets
                             Total                                 Registered       of Registered
                             Number of        Total Assets         Investment       Investment
                             Registered       of Registered        Companies        Companies
                             Investment       Investment           Managed with     Managed with
                             Companies        Companies            Performance-     Performance-
Portfolio Manager            Managed          Managed              based Fees       based Fees
--------------------------------------------------------------------------------------------------
Dokyoung Lee                    36            $13,381,000,000         None            None
Seth J. Masters                 41            $15,711,000,000         None            None
Christopher H. Nikolich         18            $ 6,213,000,000         None            None
Patrick J. Rudden               41            $15,711,000,000         None            None
--------------------------------------------------------------------------------------------------


- Balanced Wealth Strategy

--------------------------------------------------------------------------------------------------
                                     REGISTERED INVESTMENT COMPANIES
                                        (excluding the Strategy)
--------------------------------------------------------------------------------------------------
                                                                   Number of        Total Assets
                             Total                                 Registered       of Registered
                             Number of        Total Assets         Investment       Investment
                             Registered       of Registered        Companies        Companies
                             Investment       Investment           Managed with     Managed with
                             Companies        Companies            Performance-     Performance-
Portfolio Manager            Managed          Managed              based Fees       based Fees
--------------------------------------------------------------------------------------------------
Dokyoung Lee                    36            $11,968,000,000         None            None
Seth J. Masters                 41            $14,297,000,000         None            None
Christopher H. Nikolich         18            $ 4,800,000,000         None            None
Patrick J. Rudden               41            $14,297,000,000         None            None
--------------------------------------------------------------------------------------------------


- Wealth Appreciation Strategy

--------------------------------------------------------------------------------------------------
                                     REGISTERED INVESTMENT COMPANIES
                                        (excluding the Strategy)
--------------------------------------------------------------------------------------------------
                                                                   Number of        Total Assets
                             Total                                 Registered       of Registered
                             Number of        Total Assets         Investment       Investment
                             Registered       of Registered        Companies        Companies
                             Investment       Investment           Managed with     Managed with
                             Companies        Companies            Performance-     Performance-
Portfolio Manager            Managed          Managed              based Fees       based Fees
--------------------------------------------------------------------------------------------------
Dokyoung Lee                    36            $12,010,000,000         None            None
Seth J. Masters                 41            $22,891,000,000         None            None
Christopher H. Nikolich         18            $ 4,841,000,000         None            None
Patrick J. Rudden               41            $22,891,000,000         None            None
--------------------------------------------------------------------------------------------------


- Conservative Wealth Strategy

--------------------------------------------------------------------------------------------------
                                     REGISTERED INVESTMENT COMPANIES
                                        (excluding the Strategy)
--------------------------------------------------------------------------------------------------
                                                                   Number of        Total Assets
                             Total                                 Registered       of Registered
                             Number of        Total Assets         Investment       Investment
                             Registered       of Registered        Companies        Companies
                             Investment       Investment           Managed with     Managed with
                             Companies        Companies            Performance-     Performance-
Portfolio Manager            Managed          Managed              based Fees       based Fees
--------------------------------------------------------------------------------------------------
Dokyoung Lee                    36            $12,965,000,000         None            None
Seth J. Masters                 41            $15,294,000,000         None            None
Christopher H. Nikolich         18            $ 5,797,000,000         None            None
Patrick J. Rudden               41            $15,294,000,000         None            None
--------------------------------------------------------------------------------------------------


- All Strategies

---------------------------------------------------------------------------------------------------
                                    OTHER POOLED INVESTMENT VEHICLES
---------------------------------------------------------------------------------------------------
                                                                   Number of        Total Assets of
                             Total                                 Other Pooled     Other Pooled
                             Number of                             Investment       Investment
                             Other Pooled     Total Assets of      Vehicles         Vehicles
                             Investment       Other Pooled         Managed with     Managed with
                             Vehicles         Investment           Performance-     Performance-
Portfolio Manager            Managed          Vehicles Managed     based Fees       based Fees
---------------------------------------------------------------------------------------------------
Dokyoung Lee                   199            $22,664,000,000            1          $157,000,000
Seth J. Masters                199            $22,891,000,000            1          $157,000,000
Christopher H. Nikolich         36            $15,855,000,000          None             None
Patrick J. Rudden              199            $22,891,000,000            1          $157,000,000
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                             OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------
                             Total                                 Number of        Total Assets of
                             Number                                Other Accounts   Other Accounts
                             of Other         Total Assets of      Managed with     Managed with
                             Accounts         Other Accounts       Performance-     Performance-
Portfolio Manager            Managed          Managed              based Fees       based Fees
---------------------------------------------------------------------------------------------------
Dokyoung Lee                   25             $ 9,509,000,000             2         $83,000,000
Seth J. Masters                38             $11,341,000,000             2         $83,000,000
Christopher H. Nikolich         6             $ 6,264,000,000           None             None
Patrick J. Rudden              38             $11,341,000,000             2         $83,000,000
---------------------------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Strategies. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Strategies' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Strategies do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

Distribution Service Arrangements
---------------------------------

            The Trust has entered into a Distribution Services Agreement (the "Agreement") with ABI, the principal underwriter for the Strategies, to permit ABI to distribute the Strategies' shares and to permit the Strategies to pay distribution services fees to defray expenses associated with distribution of the Strategies' Class A shares. Class B shares, Class C shares, and for the Strategies other than the Tax-managed Strategies, Class R and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Trustees determined that there was a reasonable likelihood that the Plan would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for the distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.

            The Plan will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods, provided that each such continuance is approved at least annually by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan ("Qualified Trustees") in either case, by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently the Directors approved the continuance of the Plan for an additional annual term at their meeting held on July 31 - August 2, 2012.

            All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Strategies may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of a Strategy or the class or classes of the Strategy affected. The Plan may be terminated with respect to any Strategy or class of shares thereof at any time on 60 days' written notice by ABI or by vote of a majority of the outstanding voting securities of that Strategy or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. The Plan will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

            In the event that the Plan is terminated by either party or not continued with respect to the Class A shares, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered from ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Pursuant to the Plan, each class of each Strategy pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Strategy's aggregate average daily net assets attributable to the Class A shares and Class R shares, 1.00% of a Strategy's aggregate average daily net assets attributable to the Class B shares and Class C shares and 0.25% of a Strategy's aggregate average daily net assets attributable to the Class K shares to compensate ABI for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of a Strategy's aggregate average daily net assets attributable to the Class A shares. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Strategy attributable to each of the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that ABI will use for personal service and/or the maintenance of shareholder accounts.

      During the fiscal year ended August 31, 2012, for the Tax-Managed Conservative Wealth Strategy, the Tax-Managed Balanced Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

----------------------------------------------------------------------------------------------------------------
Strategy                                Distribution Services Fees for        Percentage Per Annum of the
                                        Expenditures Payable to ABI           Aggregate Average Daily Net Assets
                                                                              Attributable to Class A Shares
----------------------------------------------------------------------------------------------------------------
Tax-Managed Conservative Wealth Strategy            $ 148,619                               0.30%
Tax-Managed Balanced Wealth Strategy                $ 317,137                               0.30%
Tax-Managed Wealth Appreciation Strategy            $ 108,199                               0.30%
Conservative Wealth Strategy                        $ 805,509                               0.30%
Balanced Wealth Strategy                           $2,528,473                               0.30%
Wealth Appreciation Strategy                       $1,301,520                               0.30%
----------------------------------------------------------------------------------------------------------------

      During the fiscal year ended August 31, 2012, for the Tax-Managed Conservative Wealth Strategy, the Tax-Managed Balanced Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class A shares were as follows:

---------------------------------------------------------------------------------------------------------------------------
Category of Expense            Tax-Managed      Tax-Managed    Tax-Managed     Conservative    Balanced      Wealth
                               Conservative     Balanced       Wealth          Wealth          Wealth        Appreciation
                               Wealth Strategy  Wealth         Appreciation    Strategy        Strategy      Strategy
                                                Strategy       Strategy
---------------------------------------------------------------------------------------------------------------------------
Advertising/Marketing            $2,641           $1,428            $63          $5,584          $8,979         $1,873

Printing and Mailing of            $635             $252            $18          $1,207          $2,342           $499
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders

Compensation to Underwriters   $108,175          $47,669         $3,080        $210,771        $370,571        $84,181

Compensation to Dealers        $148,684         $317,609       $106,866        $817,934      $2,561,451     $1,313,185

Compensation to Sales            $2,100           $3,317         $1,511         $31,361         $70,013        $33,152
Personnel

Interest, Carrying or Other          $0               $0             $0              $0              $0             $0
Financing Charges

Other (Includes Personnel       $97,817          $47,167         $2,758        $195,609        $336,282        $75,475
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)
---------------------------------------------------------------------------------------------------------------------------
Totals                         $360,052         $417,442       $114,296      $1,262,466      $3,349,638     $1,508,365
---------------------------------------------------------------------------------------------------------------------------

      During the fiscal year ended August 31, 2012, for the Tax-Managed Conservative Wealth Strategy, the Tax-Managed Balanced Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:

----------------------------------------------------------------------------------------------------------------
Strategy                                   Distribution Services Fees for        Percentage Per Annum of the
                                           Expenditures Payable to ABI        Aggregate Average Daily Net Assets
                                                                                Attributable to Class B Shares
----------------------------------------------------------------------------------------------------------------
Tax-Managed Conservative Wealth Strategy                $60,138                             1.00%
Tax-Managed Balanced Wealth Strategy                   $156,218                             1.00%
Tax-Managed Wealth Appreciation Strategy                $56,303                             1.00%
Conservative Wealth Strategy                           $889,995                             1.00%
Balanced Wealth Strategy                             $2,688,217                             1.00%
Wealth Appreciation Strategy                         $1,170,814                             1.00%
----------------------------------------------------------------------------------------------------------------

      During the fiscal year ended August 31, 2012, for the Tax-Managed Conservative Wealth Strategy, the Tax-Managed Balanced Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class B shares were as follows:

-------------------------------------------------------------------------------------------------------------------------
Category of Expense            Tax-Managed      Tax-Managed    Tax-Managed     Conservative     Balanced     Wealth
                               Conservative     Balanced       Wealth          Wealth           Wealth       Appreciation
                               Wealth Strategy  Wealth         Appreciation    Strategy         Strategy     Strategy
                                                Strategy       Strategy
-------------------------------------------------------------------------------------------------------------------------
Advertising/Marketing                $62             $73              $3            $117            $323           $95

Printing and Mailing of              $23             $11              $1             $29             $94           $28
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders

Compensation to Underwriters      $2,952          $2,535            $157          $6,463         $15,309        $5,200

Compensation to Dealers          $18,166         $45,654         $17,115        $248,215        $780,031      $368,359

Compensation to Sales                $58            $192             $94            $968          $3,288        $2,151
Personnel

Interest, Carrying or Other           $0              $0              $0              $0              $0            $0
Financing Charges

Other (Includes Personnel         $3,053          $2,593            $141          $5,536         $13,607        $4,400
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)
-------------------------------------------------------------------------------------------------------------------------
Totals                           $24,314         $51,058         $17,511        $261,328        $812,652      $380,233
-------------------------------------------------------------------------------------------------------------------------

      During the fiscal year ended August 31, 2012, for the Tax-Managed Conservative Wealth Strategy, the Tax-Managed Balanced Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

----------------------------------------------------------------------------------------------------------------
Strategy                                Distribution Services Fees for        Percentage Per Annum of the
                                        Expenditures Payable to ABI           Aggregate Average Daily Net Assets
                                                                              Attributable to Class C Shares
----------------------------------------------------------------------------------------------------------------
Tax-Managed Conservative Wealth Strategy             $207,138                              1.00%
Tax-Managed Balanced Wealth Strategy                 $387,780                              1.00%
Tax-Managed Wealth Appreciation Strategy             $206,495                              1.00%
Conservative Wealth Strategy                       $1,356,696                              1.00%
Balanced Wealth Strategy                           $3,298,509                              1.00%
Wealth Appreciation Strategy                       $1,557,421                              1.00%
----------------------------------------------------------------------------------------------------------------

      During the fiscal year ended August 31, 2012, for the Tax-Managed Conservative Wealth Strategy, the Tax-Managed Balanced Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class C shares were as follows:

--------------------------------------------------------------------------------------------------------------------
Category of Expense             Tax-Managed  Tax-Managed  Tax-Managed    Conservative    Balanced      Wealth
                                Conservative Balanced     Wealth         Wealth          Wealth        Appreciation
                                Wealth       Wealth       Appreciation   Strategy        Strategy      Strategy
                                Strategy     Strategy     Strategy
--------------------------------------------------------------------------------------------------------------------
Advertising/Marketing                $590        $519           $13           $789         $1,518          $325

Printing and Mailing of              $238         $71            $4           $329           $522           $99
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders

Compensation to Underwriters      $35,875     $16,035          $652        $51,078        $76,425       $15,652

Compensation to Dealers          $212,954    $404,440      $212,585     $1,390,837     $3,375,241    $1,606,166

Compensation to Sales                $579      $1,097          $315         $6,063        $12,536        $5,726
Personnel

Interest, Carrying or Other            $0          $0            $0             $0             $0            $0
Financing Charges

Other (Includes Personnel         $31,000     $16,284          $611        $42,624        $67,602       $14,159
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting Seminars)
--------------------------------------------------------------------------------------------------------------------
Totals                          $281,236     $438,446     $214,180      $1,491,720     $3,533,844    $1,642,127
--------------------------------------------------------------------------------------------------------------------

            During the fiscal year ended August 31, 2012, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

--------------------------------------------------------------------------------------------------------------------
Strategy                                Distribution Services Fees for        Percentage Per Annum of the Aggregate
                                        Expenditures Payable to ABI           Average Daily Net Assets Attributable
                                                                              to Class R Shares
--------------------------------------------------------------------------------------------------------------------
Conservative Wealth Strategy                      $64,478                                      0.25%
Balanced Wealth Strategy                         $156,984                                      0.25%
Wealth Appreciation Strategy                      $68,033                                      0.25%
--------------------------------------------------------------------------------------------------------------------

      During the fiscal year ended August 31, 2012, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class R shares were as follows:

-------------------------------------------------------------------------------------------------------------
Category of Expense            Conservative                Balanced                     Wealth
                               Wealth Strategy             Wealth Strategy              Appreciation Strategy
-------------------------------------------------------------------------------------------------------------
Advertising/Marketing                 $345                       $784                           $125

Printing and Mailing of               $163                       $174                            $50
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders

Compensation to Underwriters       $22,103                    $29,440                         $7,208

Compensation to Dealers            $70,278                   $172,393                        $74,100

Compensation to Sales               $2,305                     $5,689                         $2,445
Personnel

Interest, Carrying or Other             $0                         $0                             $0
Financing Charges

Other (Includes Personnel          $18,403                    $27,293                         $6,093
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)
-------------------------------------------------------------------------------------------------------------
Totals                            $113,597                   $235,773                        $90,021
-------------------------------------------------------------------------------------------------------------


            During the fiscal year ended August 31, 2012, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

----------------------------------------------------------------------------------------------------------------
Strategy                                Distribution Services Fees for        Percentage Per Annum of the
                                        Expenditures Payable to ABI           Aggregate Average Daily Net Assets
                                                                              Attributable to Class K Shares
----------------------------------------------------------------------------------------------------------------
Conservative Wealth Strategy                    $21,857                                     0.25%
Balanced Wealth Strategy                        $73,884                                     0.25%
Wealth Appreciation Strategy                    $40,659                                     0.25%
----------------------------------------------------------------------------------------------------------------

      During the fiscal year ended August 31, 2012, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class K shares were as follows:

---------------------------------------------------------------------------------------------------------------
Category of Expense                        Conservative Wealth     Balanced Wealth          Wealth Appreciation
                                           Strategy                Strategy                 Strategy
---------------------------------------------------------------------------------------------------------------
Advertising/Marketing                              $168                 $393                     $136

Printing and Mailing of Prospectuses and            $26                  $27                      $19
Semi-Annual and Annual Reports to Other
Than Current Shareholders

Compensation to Underwriters                    $13,195              $64,726                   $4,328

Compensation to Dealers                         $21,960              $74,534                  $40,698

Compensation to Sales Personnel                  $3,157              $21,986                   $1,874

Interest, Carrying or Other Financing                $0                   $0                       $0
Charges

Other (Includes Personnel Costs of Those         $9,596              $46,722                   $4,280
Home Office Employees Involved in the
Distribution Effort and the
Travel-related Expenses Incurred by the
Marketing Personnel Conducting Seminars)
---------------------------------------------------------------------------------------------------------------
Totals                                          $48,102             $208,388                  $51,335
---------------------------------------------------------------------------------------------------------------

            The Strategies have not adopted a Plan with respect to Class I or Advisor Class shares.

Transfer Agency Arrangements
----------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230 receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Class R shares of the Trust plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Class R shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges ("CDSCs"). For the fiscal year or period ended August 31, 2012, the Tax-Managed Conservative Wealth Strategy, the Tax-Managed Balanced Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy paid ABIS $37,147, $93,856, $124,739, $184,192, $690,916 and $689,386, respectively, in transfer agency fees.

            ABIS acts as the transfer agent for the Strategies. ABIS registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

            Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in your Prospectus in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

            The Strategies, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies. The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Prospectus under the heading "Investing in the Strategies".

            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategy's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of the Strategies are offered on a continuous basis at a price equal to their NAV, plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge or, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy. All of the classes of shares of each Strategy, except the Advisor Class shares and Class I shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategies that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. The Tax-Managed Strategies do not offer Class R, K or I shares.

            Investors may purchase shares of the Strategies through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Strategies' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Strategy Shares
-----------------------------------------------

            The Trustees have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of the Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategies may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategies will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of the Strategies is their NAV, plus, in the case of Class A shares of the Strategy, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the NAV per share is computed as of the Strategy Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier in the case of scheduled half-day trading or unscheduled suspensions of trading). A Strategy business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Strategy are expected to be substantially the same. However, the NAVs of the Class B, Class C, Class R, Class K and Class I shares will generally be slightly lower than the NAV of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Strategies will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus, if applicable, Class A sales charges), as described below. Orders received by ABIS prior to the Strategy Closing Time are priced at the NAV computed as of the Strategy Closing Time (plus, f applicable, Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Strategy Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Strategies or its transfer agent. If the financial inteiniediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Strategy Closing Time, the price received by the investor will be based on the NAV determined as of the Strategy Closing Time on the next business day.

            Each Strategy may, at its sole option, accept securities as payment for shares of the Strategy if the Adviser believes that the securities are appropriate investments for the Strategy. The securities are valued by the method described under "Net Asset Value" below as of the date the Strategy receives the securities and corresponding documentation necessary to transfer the securities to the Strategy. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Strategy's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Strategy Closing Time to receive that day's public offering price. Telephone purchase requests received after the Strategy Closing Time are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the Strategy Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Strategy, the Strategies will not issue share certificates representing shares of a Strategy. Ownership of a Strategy's shares will be shown on the books of the Strategy's transfer agent.

            The Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Strategies. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Strategy on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to a Strategy. ABI pays a discount or commission to financial intermediaries in connection with their sale of shares of the Strategies, as described above. In addition to this discount or commission, ABI may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Strategies. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.

            Each class of shares of a Strategy represents an interest in the same portfolio of investments of the relevant Strategy, have the same rights and are identical in all respects, except that (i) Class A shares of each Strategy bear the expense of the initial sales charge (or CDSC when applicable) and Class B shares and Class C shares of each Strategy bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Strategy each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Strategy, and Advisor Class shares and Class I shares do not bear such a fee (iii) Class B shares and Class C shares of each Strategy bear higher transfer agency costs than those borne by Class A shares, Class R shares, Advisor Class shares, Class K shares and Class I shares of each Strategy, (iv) Class B shares of each Strategy are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R shares and Class K shares of each Strategy has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Strategy, then such amendment will also be submitted to the Class B shareholders of that Strategy because the Class B shares convert to Class A shares under certain circumstances and the Class A and the Class B shareholders will vote separately by class.

            The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Strategy. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategies, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent any such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 of Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 of Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the aggregate amounts of underwriting commissions payable with respect to shares of the Tax-Managed Conservative Wealth Strategy were $38,771, $67,810, and $261,724. Of those amounts, ABI retained $2,758, $4,943, and
$19,144, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the aggregate amounts of underwriting commissions payable with respect to shares of the Tax-Managed Balanced Wealth Strategy were $57,219, $126,346, and $384,765, respectively. Of those amounts, ABI retained $4,020, $8,816, and $28,214, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the aggregate amount of underwriting commissions payable with respect to shares of the Tax-Managed Wealth Appreciation Strategy were $23,255, $55,344 and $107,678, respectively. Of that amount, ABI retained $1,612, $3,736, and $7,865, respectively, representing that portion of the sales charges paid on Class A shares which were not reallocated to selected dealers.

            During the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the aggregate amount of underwriting commissions payable with respect to shares of the Conservative Wealth Strategy were $411,868, $733,186, and $1,529,372, respectively. Of that amount, ABI retained $26,702, $49,350, and $101,099, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the aggregate amount of underwriting commissions payable with respect to shares of the Balanced Wealth Strategy were $1,100,003, $2,332,011, and $4,791,460, respectively. Of that amount, ABI retained $68,951, $148,172, and $311,508, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the aggregate amount of underwriting commissions payable with respect to shares of the Wealth Appreciation Strategy were $468,179, $865,536, and $1,561,917, respectively. Of that amount, ABI retained $26,509, $50,103, and $93,116, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            The following table shows the CDSCs received by ABI from each share class during the Strategy's last three fiscal years or since inception.

                         Amounts             Amounts              Amounts
                         ABI Received        ABI Received         ABI Received
Fiscal Year ended        In CDSCs From       In CDSCs From        In CDSCs From
    August 31            Class A Shares      Class B Shares       Class C Shares
-----------------        --------------      --------------       --------------
Tax-Managed
Conservative Wealth
Strategy

2012                            $2               $1,514             $1,177
2011                           $87               $7,502             $1,785
2010                           $63               $9,966             $1,830

Tax-Managed Balanced
Wealth Strategy

2012                          $227               $5,657             $2,080
2011                          $106              $11,010             $3,457
2010                        $3,151              $28,570             $2,919

Tax-Managed Wealth
Appreciation Strategy

2012                            $0               $2,337               $540
2011                            $0               $5,670             $1,804
2010                        $2,338               $8,990             $1,670

Conservative Wealth
Strategy

2012                        $6,358              $37,216            $10,294
2011                       $13,048              $89,734            $12,913
2010                        $9,786             $176,341            $16,402

Balanced Wealth
Strategy

2012                       $27,573             $100,417            $23,126
2011                       $29,358             $254,102            $27,113
2010                       $33,021             $421,115            $27,273

Wealth Appreciation
Strategy

2012                       $11,234              $42,702             $9,648
2011                       $16,551             $113,867            $15,977
2010                       $16,153             $193,114            $25,084


Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                                                          Discount or Commission
                                                                          to Dealers or Agents of
                             As % of Net Amount    As % of the Public       up to % of Offering
  Amount of Purchase          Amount Invested        Offering Price                Price
-------------------------------------------------------------------------------------------------
Up to $100,000                      4.44%                4.25%                     4.00%
$100,000 up to $250,000             3.36%                3.25%                     3.00%
$250,000 up to $500,000             2.30%                2.25%                     2.00%
$500,000 up to $1,000,000*          1.78%                1.75%                     1.50%
-------------------

*      There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge." The Strategies receive the entire NAV of their Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives a re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines. In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. Each Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

        (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

       (ii) officers, directors and present full-time employees of selected dealers or agents, or the spouse, sibling, direct ancestor or direct descendant (collectively, "Relatives"), of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

      (iii) the Adviser, ABI, ABIS, and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

       (iv) persons participating in a fee-based program, sponsored and maintained by a broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

        (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and

       (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

            Class B Shares. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares. Class C shares will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to any charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares and the date of redemption of such shares.

                                           Contingent Deferred Sales Charge for
                                             the Strategies as a % of Dollar
Years Since Subject to Purchase                  Amount Subject to Charge
-------------------------------            ------------------------------------
First                                                     4.00%
Second                                                    3.00%
Third                                                     2.00%
Fourth                                                    1.00%
Fifth and Thereafter                                      None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption consists first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the original purchase by the shareholder of shares of the corresponding class of the relevant AllianceBernstein Mutual Fund purchased. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategies in connection with the sale of the shares of the Strategies, such as the payment of compensation to selected dealers and agents for selling shares of the Strategies. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, or
(vi) due to the complete termination of a trust upon the death of the trust granter, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or
(iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

            Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a 0.50% distribution services fee and thus have a higher expense ratio than Class A Shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

            Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a 0.25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

            Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such a plan has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

            Advisor Class Shares. Advisor Class shares of a Strategy may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i),(iii) and (iv) under "- Sales at NAV". Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A shares, Class B shares, Class C shares, Class R shares or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

            Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million or, for Strategies that don't offer Class R shares, to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to a Strategy's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a 0.50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a 0.25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

Choosing a Class of Shares For Group Retirement Plans
-----------------------------------------------------

            Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

            Currently, Strategies offering Class R, Class K and Class I shares also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution fees and Class I shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K shares or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Strategy (and/or any other AllianceBernstein Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain Collegeboundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Dynamic All Market Fund
  -AllianceBernstein Emerging Markets Equity Portfolio -AllianceBernstein Emerging Markets Multi-Asset Portfolio -AllianceBernstein International Discovery Equity Portfolio -AllianceBernstein International Focus 40 Portfolio -AllianceBernstein Market Neutral Strategy-Global -AllianceBernstein Market Neutral Strategy-U.S. -AllianceBernstein Select US Equity Portfolio -AllianceBernstein Select US Long/Short Portfolio -AllianceBernstein Small Cap Growth Portfolio -AllianceBernstein U.S. Strategic Research Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -National Portfolio
  -New York Portfolio
  -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
 AllianceBernstein Trust
  -AllianceBernstein Discovery Value Fund
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Overlay A Portfolio
  -Overlay B Portfolio
  -Short Duration Portfolio
  -Tax-Aware Overlay A Portfolio
  -Tax-Aware Overlay B Portfolio
  -Tax-Aware Overlay C Portfolio
  -Tax-Aware Overlay N Portfolio
  -Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)      the investor's current purchase;

         (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

        (iii) the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all class of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Strategy worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. The AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Strategies, the investor and the investor's spouse or domestic partner each purchase shares of the Strategies worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Strategies or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Strategy at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to the Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

            Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Strategy.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder record-keeping and/or transfer agency services.

            Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2012, ABI's additional payments to these firms, for distribution services and education support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Fund, or approximately $19 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Arrangements" above. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Operating Expenses" in the Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

         Advisor Group, Inc.
         Ameriprise Financial Services
         AXA Advisors
         Cadaret, Grant & Co.
         CCO Investment Services Corp.
         Chase Investment Services
         Commonwealth Financial Network
         Donegal Securities
         Financial Network Investment Company
         LPL Financial
         Merrill Lynch
         Morgan Stanley
         Multi-Financial Securities Corporation
         Northwestern Mutual Investment Services
         PrimeVest Financial Services
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         UBS Financial Services
         Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Strategies' Prospectus under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Strategy's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

Redemption
----------

            Subject only to the limitations described below, the Strategies will redeem shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Strategy.

            Payment of the redemption price will be made in cash, but, at the option of a Strategy, may be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

            To redeem shares of the Strategies represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Strategy shareholder who has completed the appropriate portion of the Mutual Fund Application or, in the case of an existing shareholder, an "Autosell" application obtained from ABIS is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672. A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by before the Strategy Closing Time on a Strategy business day. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Strategy Closing Time on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. None of the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine. ABIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If ABIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Strategy may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any), except that requests placed through selected dealers or agents before the Strategy Closing Time on the Exchange on any day will be executed at the NAV determined as the Strategy Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the financial intermediary. A shareholder may offer shares of a Strategy to ABI either directly or through a financial intermediary. Neither the Strategies nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to the Class A shares, Class B shares and Class C shares). Normally, if shares of a Strategy are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategies and a Strategy may suspend or terminate this practice at any time.

General
-------

            Each Strategy reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of such a redemption. In the case of a redemption or repurchase of shares of a Strategy recently purchased by check, redemption proceeds will not be made available until the relevant Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Prospectus under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares of a Strategy unless otherwise indicated.

            If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Strategies through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Strategy for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Strategy for Advisor Class shares of the Strategy or Class C shares of the Strategy for Class A shares of the Strategy. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.

            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Strategy for Advisor Class shares or Class C shares for Class A shares of the same Strategy, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Strategy shareholder, and the shareholder's financial intermediary as applicable, are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Strategy Closing Time on a Strategy business day. Telephone requests for exchanges received before 4:00 p.m., Eastern time, on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. ABIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If ABIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder may arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Strategy is computed at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such Other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's NAV is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Strategies' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Strategy's assets on behalf of the Strategy.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) a security listed on the Exchange or on other national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on .the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued a the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security it traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. .All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61St day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines, in accordance with procedures established by the.E3oard, that this method does not represent fair value. The Adviser is responsible for monitoring whether any circumstances have incurred that indicate that the use of amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness .of the issuer or material changes in interest rates;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by a pricing vendor when the Adviser believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when either the approved pricing vendor normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by a pricing vendor may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

            (k) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing vendor or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker/dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid-price on a security. The second highest price will be utilized whenever two or more quoted bid prices are. obtained;

            (l) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (m) bridge loans are valued at value, which equates to the outstanding loan amount, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (n) whole loans: residential and commercial mortgage whose loans and whole loan pools are fair market priced by Clayton IPS (Independent Pricing Service);

            (o) forward and spot currency pricing is provided by WM Reuters. The rate provide by WM Reuters is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., non deliverable forward "NDF") rate is available, the Adviser will use the offshore
(NDF) rate, NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (p) swap pricing: Various external sources (Super Derivatives, Bloomberg, Barclays, Markit Partners, etc.) are used to obtain pricing information and analysis. This information is placed into various pricing models (depending on the type of derivative) to devise a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (q) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by approved vendors; and

            (r) open end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.

            Each Strategy values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to its oversight, the Board has delegated responsibility for valuing a Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

            The Board may suspend the determination of a Strategy's NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Advisor Class shares, Class R shares, Class K shares and Class I shares will be invested together in a single portfolio for each Strategy. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Strategy in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K and Class I shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following discussion addresses only the principal U.S. federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Strategy shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

            Taxation of Each Strategy. Each Strategy is treated as a separate taxable entity for U.S. federal income tax purposes. Each Strategy intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

            In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Strategy must, among other things:

            (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in certain qualified publicly traded partnerships;

            (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

            (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Strategy's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Strategy's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Strategy's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Strategy controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Strategy's investments in loan participations, if any, the Strategy shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

            If a Strategy qualifies as a regulated investment company that is accorded special tax treatment, the Strategy will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

            If a Strategy were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Strategy would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of non-corporate U.S. shareholders and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Strategy could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

            A Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Strategy that is subject to corporate income tax will be considered to have been distributed by the Strategy during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Strategy on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            Strategy Distributions. Distributions of net investment income made by any of the Strategies are generally taxable to U.S. shareholders as ordinary income (see "Exempt-Interest Dividends" below for special rules applying to certain distributions made by the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy). Distributions are taxable to U.S. shareholders even if they are paid from income or gains earned by the Strategy before the shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether the shareholder receives them in cash or reinvests them in additional shares.

            Taxes on distributions of capital gains are determined by how long the Strategy owned the investments that generated them, rather than how long a U.S. shareholder has owned his or her shares in the Strategy. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated by the Strategy as capital gain dividends ("Capital Gain Dividends") will be taxable to U.S. shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Strategy owned for one year or less will be taxable to U.S. shareholders as ordinary income.

            Some or all of the distributions from a Strategy may be treated as "qualified dividend income," taxable to U.S. individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) for taxation years beginning on or before December 31, 2012. A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of this preferential tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. A Strategy will notify shareholders as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Any dividend or distribution received by a U.S. shareholder on shares of one of the Strategies (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution.

            Exempt-Interest Dividends. Distributions that the Tax-Managed Balanced Wealth Strategy or the Tax-Managed Conservative Wealth Strategy properly designate as exempt-interest dividends are treated as interest excludable from U.S. shareholders' gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because they intend to qualify to pay exempt-interest dividends, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy may be limited in their respective abilities to enter into taxable transactions (for example, involving forward commitments, repurchase agreements, financial futures and certain options contracts).

            Part or all of the interest on indebtedness, if any, incurred or continued by a U.S. shareholder to purchase or carry shares of the Tax-Managed Balanced Wealth Strategy or the Tax-Managed Conservative Wealth Strategy is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Strategy's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

            The Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy will inform their respective investors within 60 days of the Strategy's fiscal year-end of the percentage of their respective income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Strategy's income that was tax-exempt during the period covered by the distribution.

            The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax adviser about state and local tax matters. In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any U.S. shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

            Dividends Received Deduction. Corporate U.S. shareholders may be able to take a dividends-received deduction with respect to the portion of any Strategy distribution representing certain dividends received by the Strategy from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

            Please consult your tax advisers to determine whether a dividends-received deduction can be taken in respect of distributions made to you by any of the Strategies.

            Return of Capital Distributions. If a Strategy makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

            Dividends and distributions on a Strategy's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Strategy's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Strategy's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Strategy's NAV also reflects unrealized losses.

            Redemptions, Sales, and Exchanges of Shares. Redemptions, sales, and exchanges of shares in any of the Strategies (including exchanges of shares in one Strategy for those in another Strategy or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Strategy shares will be disallowed if other shares of the same Strategy are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Strategy will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Strategy. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Strategy's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Strategy shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Options, Futures, Forward Contracts, and Swap Agreements. Each Strategy may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Strategy, defer losses to the Strategy, cause adjustments in the holding periods of the Strategy's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Strategy will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Strategy.

            Certain of each Strategy's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Strategy's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Strategy's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), a Strategy could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

            Securities Issued or Purchased at a Discount. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Strategy making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Strategy may be required to sell securities in its portfolio that it otherwise would have continued to hold.

            Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Strategy are shown in the notes to the financial statements incorporated by reference into this SAI.

            Foreign Currency-Denominated Securities and Related Hedging Transactions. Each Strategy may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

            With respect to each of the Strategies, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Strategy's recognition of ordinary income and affect the timing or amount of the Strategy's distributions. None of the Strategies expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Strategy.

            Passive Foreign Investment Companies. Equity investments by a Strategy in certain "passive foreign investment companies" ("PFICs") could potentially subject the Strategy to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Strategy shareholders. However, the Strategy may elect to avoid the imposition of that tax. For example, the Strategy may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Strategy will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Strategy also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Strategy's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Strategy to avoid taxation. Making either of these elections therefore may require the Strategy to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Strategy's total return.

            Shares Purchased Through Tax-Qualified Plans. A dividend or distribution with respect to shares of a Strategy held by defined contribution and other tax-qualified plans will generally not be taxable to the plans. Distributions from such plans to their respective individual participants will generally be taxable to those participants under applicable tax rules without regard to the character of the income earned by the qualified plans. Because special tax rules apply to investments though defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisers to determine the suitability of shares of a Strategy as an investment through such plans and the precise effect of an investment on their particular tax situation.

            Unrelated Business Taxable Income. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Strategies, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Strategy holds shares in a real estate investment trust owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Strategy.

            Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Strategy to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, distributions of a Strategy attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategy beginning before January 1, 2010 will not be subject to this withholding tax.

            If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

            Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Strategy or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute "U.S. real property interests" ("USRPIs") or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs by real estate investment trust.

            Backup Withholding. Each Strategy generally is required to withhold and remit to the U.S. Treasury a percentage (currently 28%) of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Strategy with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Strategy that he or she is a United States person and is not subject to such withholding.

            Tax Shelter Regulations. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Strategy in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Strategy in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Strategies. Shareholders in a Strategy may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.

--------------------------------------------------------------------------------

                            STRATEGIES TRANSACTIONS

--------------------------------------------------------------------------------

            Under the general supervision of the Trustees, the Adviser makes each Strategy's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Strategies, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategies. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategies effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            The extent to which commissions that will be charged by broker-dealers selected by the Strategies may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategies place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio brokerage could be useful and of value to the Adviser in servicing its other clients as well as the Strategies; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategies. In connection with seeking best price and execution, the Strategies do not consider sales of shares of the Strategies or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.

            The Strategies may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Strategies will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, they will utilize the services of others.

            Investment decisions for a Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Strategy and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

            Allocations are made by the officers of the Strategy or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The Strategies' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

      The aggregate brokerage commissions paid by the Strategies during the three most recent fiscal years (or since inception) and, during the most recent fiscal year (or since inception), the aggregate amount of brokerage transactions and related commissions allocated to persons or firms supplying research services to the Strategies or the Adviser are set forth below:

                                                                             % of Strategy's
                                                        Aggregate            Aggregate
                                                        Brokerage            Brokerage
                                                        Commissions          Commissions
                                                        Allocated to         Allocated to
                                                        Persons or Firms     Persons or Firms
                                         Amount         Supplying            Supplying
Fiscal Year                              of Aggregate   Research Services    Research Services
Ended                                    Brokerage      to the Strategy      to the Strategy
August 31     Strategy                   Commissions    or the Adviser       or the Adviser
---------     --------                   ------------   -----------------    -----------------
              Tax-Managed Wealth
              Appreciation
2012                                      $723,366         $368,561                 51%
2011                                       753,120
2010                                       688,991
              Tax-Managed Balanced
              Wealth
2012                                      $105,967          $52,016                 49%
2011                                       121,836
2010                                       150,392
              Tax-Managed Conservative
              Wealth
2012                                       $29,045          $13,787                 47%
2011                                        34,651
2010                                        42,385

            The Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy did not pay any brokerage commissions for the fiscal years ended August 31, 2012, 2011, and 2010 because these Strategies are part of a fund-of-funds structure utilizing the Underlying Portfolios for investment purposes.

            The Strategies may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances, the placement of orders with such broker would be consistent with the Strategies' objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with SCB & Co. and SCB Ltd. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The brokerage commissions paid by the Strategies to the Affiliated Broker during the three most recent fiscal years and the percent of the Strategies' aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions for the three most recent fiscal years are set forth below:

                                                                                          % of Strategy's
                                                                                          Aggregate Dollar
                                                                                          Amount of
                                                                                          Brokerage
                                                                                          Transactions
                                                                                          Involving the
                                                                                          Payment of
                                                 Amount of         % of Strategy's        Commissions
                                                 Brokerage         Aggregate Brokerage    Effected Through
Fiscal Year Ended         Strategy               Commissions       Commissions            Affiliated Brokers
-----------------         --------               -----------       -------------------    ------------------
                      Tax-Managed Wealth
                      Appreciation
2012                                                $1,288              0.18%                  0.42%
2011                                                   287              0.04%                  0.10%
2010                                                   796              0.12%                  0.20%

                      Tax-Managed Balanced
                      Wealth
2012                                                  $184              0.17%                  0.39%
2011                                                   130              0.11%                  0.25%
2010                                                   220              0.15%                  0.33%

                      Tax-Managed Conservative
                      Wealth
2012                                                   $61              0.21%                  0.50%
2011                                                    88              0.25%                  0.39%
2010                                                    36              0.08%                  0.18%

Disclosure of Portfolio Holdings
--------------------------------

            The Strategies believe that the ideas of the Adviser's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Strategies, policies and procedures relating to disclosure of the Strategies' portfolio securities. The policies and procedures relating to disclosure of the Strategies' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Strategies' operations or useful to the Strategies' shareholders without compromising the integrity or performance of the Strategies. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategies and their shareholders) are met, the Strategies do not provide or permit others to provide information about the Strategies' portfolio holdings on a selective basis.

            The Strategies include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Strategies' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Strategy, the market value of the applicable Strategy's holdings and the percentage of the applicable Strategy's assets represented by the applicable Strategy's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Strategy holds, a summary of a Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding) and a percentage breakdown of the Strategy's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Strategies. In addition, the Adviser may distribute or authorize distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Strategies' service providers who require access to the information in order to fulfill their contractual duties relating to the Strategies, to facilitate the review of the Strategies by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about the Strategies' portfolio holdings that is not publicly available to the Strategies' individual or institutional investors or to intermediaries that distribute the Strategies' shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about the Strategies' portfolio holdings is permitted, however, AllianceBernstein's Chief Compliance Officer (or his designee) must determine that a Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Strategy's portfolio holdings information is only disclosed in accordance with these policies. Only AllianceBernstein's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Strategy and is in the best interest of the Strategy's shareholders. AllianceBernstein's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by AllianceBernstein's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. AllianceBernstein's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the applicable Strategy's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Strategy's portfolio holdings: (i) the Strategies' independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategies' custodian in connection with its custody of the Strategies' assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Strategies' portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust
------------------------

            The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Strategies each of which is represented by a separate series of shares. The name of the Trust was changed from "The Alliance Portfolios" to "The AllianceBernstein Portfolios" on March 31, 2003.

            The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Strategy and each class thereof do not have any preemptive rights. Upon termination of the Strategy or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Strategy or that class are entitled to share pro rata in the net assets of that Strategy or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust and any Strategy, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Strategy affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust and any series upon written notice to the shareholders.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

            The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as the approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Strategies when duly issued will be fully paid and non-assessable.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Strategy's property for all loss and expense of any shareholder of that Strategy held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategy of which he or she was a shareholder would be unable to meet its obligations.

                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY

            As of December 7, 2012, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:

Name and Address                              No. of Shares of Class  % of Class
----------------                              ----------------------  ----------

Class A
--------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                      10,271,996           16.25%

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Acctg
201 Progress Parkway
Maryland Heights, MO 63043-3009                    7,566,988            11.97%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                        4,589,681             7.26%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                           5,907,880             9.35%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         5,037,369             7.97%

Class B
--------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                      3,918,130            21.99%

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                        1,231,410             6.91%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                        2,965,800            16.64%

LPL Financial FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                           1,357,227             7.62%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                            1,060,274             5.95%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         3,166,789            17.77%

Class C
--------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                      1,518,669             6.46%

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                        2,083,836             8.87%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                           1,562,180             6.65%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL  32246-6484                       4,186,555            17.82%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                              1,847,396             7.86%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         2,542,928            10.82%

Raymond James
Omnibus For Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL  33716-1102                     1,456,065             6.20%

Advisor Class
-------------

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                        1,740,097            21.35%

Charles Schwab & Co.
Special Custody Account
FBO Customers
Attn:  Mutual Funds
211 Main Street
San Francisco, CA  94105-1905                       695,136              8.53%

Class R
-------

Hartford Securities Distribution
Company INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                             573,838             34.75%

MG Trust Company Cust. FBO
Van Zyverden, Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                              187,836             11.37%

Reliance Trust Company
FBO Healthcare Management
P.O. Box 48529
Atlanta, GA  30362-1529                             155,427              9.41%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                            224,348             13.58%

Class K
--------

Great-West Trust Company LLC TTEE C
Svgs Plan For EES of the Partnership FO
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   116,771              5.59%

Great-West Trust Company LLC TTEE F
Social Studies School Service 401K
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   580,215             27.78%

Great-West Trust Company LLC TTEE C
Cristalino Inc 401K
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   121,605              5.82%

Great-West Trust Company LLC TTEE C
Sample & Bailey DCP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   175,173              8.39%

Class I
--------

Great-West Trust Company LLC TTEE C
George Little Management LLC 401K P
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                    71,168              6.53%

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                  1,000,601            91.79%

                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY

            As of December 7, 2012, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:

Name and Address                          No. of Shares of Class      % of Class
----------------                          ----------------------      ----------

Class A
--------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                      3,836,874            11.80%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                           3,030,438             9.32%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                        2,282,137             7.02%

Edward D Jones & Co.
Attn: Mutual Fund Shareholder Acctg
201 Progress Parkway
Maryland Heights, MO 63043-3009                    1,850,120             5.69%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         2,618,743             8.05%

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customers
2801 Market Street
Saint Louis, MO 63103-2523                         1,628,831             5.01%


Class B
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                            688,917              8.69%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                        1,319,935            16.66%

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customers
2801 Market Street
Saint Louis, MO 63103-2523                          598,160              7.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,097,535            13.85%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                      1,277,247            16.12%


Class C
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                            886,699              7.79%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL  32246-6484                       1,629,736            14.31%

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                        1,459,940            12.82%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,285,311            11.29%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                              929,921              8.17%

Raymond James
Omnibus For Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL  33716-1102                      667,121              5.86%


Class R
--------

Hartford Securities Distribution
Company INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                             142,020             22.93%

MG Trust Company
Customer FBO
Van Zyverden, Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                               32,657              5.27%

Counsel Trust DBA
Mid Atlantic Trust Co FBO
Queens Pediatric Care LLP
401K PSP & Trust
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                            35,998              5.81%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                              60,412              9.76%

Class K
--------

Great-West Trust Company LLC TTEE C
The Marco Retirement Plan 401K
c/o Fascore LLC
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                    88,179              6.44%

Great-West Trust Company LLC TTEE F
Mahoney Ulbrich Christianseny Russ PSP 40
c/o Fascore LLC
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   267,592             19.55%

Great-West Trust Company LLC TTEE C
Sample & Bailey DCP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   120,132              8.78%

Great-West Trust Company LLC TTEE C
Richie & Gueringer PC 401K PSP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                    68,789              5.03%

Great-West Trust Company LLC TTEE F
Social Studies School Service 401K
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   112,457              8.22%

Great-West Trust Company LLC TTEE C
Harper & Pearson Company Savings PS
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                    70,432              5.15%


Class I
--------

Great-West Trust Company LLC TTEE C
George Little Management LLC 401K P
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   160,117              50.21%

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO  80111-5002                   147,155              46.15%

                 ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY

            As of December 7, 2012, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:

Name and Address                           No. of Shares of Class     % of Class
----------------                           ----------------------     ----------

Class A
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                           1,620,221             7.59%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                        1,594,736             7.47%

National Financial Services LLC
For The Exclusive Benefit Of Our
Customers
Attn: Mutual Funds Dept
200 Liberty St., 5th Floor
One World Financial Center
New York, NY  10281-5503                           1,123,600             5.26%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                        1,546,401             7.24%

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Acctg
201 Progress Parkway
Maryland Heights, MO  63043-3009                   2,165,693            10.14%

Charles Schwab & Co.
For The Exclusive Benefit Of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                      5,198,735            24.35%


Class B
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                            401,294             6.54%

MLPF&S For the Sole Benefit of Its
Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East  2nd Floor
Jacksonville, FL  32246-6484                         722,862            11.78%

National Financial Services LLC
For the Exclusive Benefit of Our
Customers
Attn: Mutual Funds Dept
200 Liberty St., 5th Floor
One World Financial Center
New York, NY  10281-5503                             340,604             5.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                          987,409            16.08%

Charles Schwab & Co.
For The Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                      2,154,742            35.10%


Class C
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                            825,994             8.13%

MLPF&S For the Sole Benefit of Its
Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL  32246-6484                       1,387,454            13.66%

First Clearing, LLC
Special Custody Acct For the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          746,297             7.35%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                        1,206,107            11.87%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                      1,879,874            18.51%

Raymond James
Omnibus for Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Parkway
St Petersburg, FL  33716-1102                        538,383             5.30%


Advisor Class
--------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                        169,028            15.50%

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO  63103-2523                          115,398            10.58%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                           86,925             7.97%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           116,518            10.68%

Raymond James
Omnibus For Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL  33716-1102                        69,379             6.36%

Class R
--------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                             101,063            16.11%

MG Trust Company Cust. FBO
Van Zyverden, Inc.
700 17th St., Ste 300
Denver, CO  80202-3531                                35,992             5.74%

Hartford Securities Distribution
Company Inc/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             200,475            31.95%

Class K
--------

Sanford Bernstein & Co. LLC
1 N Lexington Avenue, Fl 17
White Plains, NY 10601                                96,862            12.51%

Great-West Trust Company LLC TTEE C
Perry Hay & Chu PSP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002                     169,061            21.83%

Great-West Trust Company LLC TTEE F
The Spektors DDS PS 401K PSP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002                     112,157            14.49%

Great-West Trust Company LLC TTEE F
Aaronson Dickerson Cohn & Lanzone APC 401K
c/o Fascore LLC
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002                      44,442             5.74%

Great-West Trust Company LLC TTEE C
Resource Engineering Inc. PSP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002                      80,457            10.39%

Class I
--------

NFS LLC FEBO
T Cooper/D Gilbert TTEES
Plumbers & Steamfitters Loc 52
Defined Contribution Pens Plan
P.O. Box 211105
Montgomery, AL  36121-1105                            18,155            19.11%

Great-West Trust Company LLC TTEE C
George Little Management LLC 401K P
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002                      20,579            21.66%

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002                      54,215            57.05%

             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY

            As of December 7, 2012, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:

Name and Address                          No. of Shares of Class      % of Class
----------------                          ----------------------      ----------

Class A
--------

Edward D Jones & Co.
Attn: Mutual Fund Shareholder Acctg
201 Progress Parkway
Maryland Heights, MO 63043-3009                    1,224,598            16.00%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                           1,089,817            14.24%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                          755,427             9.87%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          727,581              9.51%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         640,884             8.37%


Class B
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                             56,561              6.96%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                          161,114            19.83%

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           61,582              7.58%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           151,169            18.61%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         115,040            14.16%


Class C
--------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         208,290             7.68%

LPL Financial
FBO Customers Account
Attn:  Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                            170,354             6.28%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          199,434             7.35%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL  32246-6484                         537,067            19.80%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                               195,692             7.22%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                              204,808             7.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           373,218            13.76%

Advisor Class
-------------

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           109,604             5.79%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                101,030             5.33%

Sanford Bernstein & Co LLC
1 N. Lexington Ave., Fl 17
White Plains, NY 10601-1785                          213,500            11.27%

           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY

            As of December 7, 2012, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:

Name and Address                            No. of Shares of Class    % of Class
----------------                            ----------------------    ----------

Class A
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                             517,879            19.06%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL  32246-6484                         230,765             8.49%

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           247,750             9.12%

National Financial Services LLC
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                              146,485             5.39%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           280,224            10.31%

Edward D Jones & Co.
Attn: Mutual Fund Shareholder Acctg
201 Progress Parkway
Maryland Heights, MO 63043-3009                      236,659             8.71%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                        230,403             8.48%

Class B
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                              23,902             8.47%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL  32246-6484                          36,941            13.09%

First Clearing, LLC
Special Custody Acct for the Exclusive Benefit
of Customer
2801 Market Street
Saint Louis, MO 63103-2523                            29,716            10.53%

National Financial Services LLC
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                               16,431             5.82%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            42,589            15.09%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                          26,550             9.41%


Class C
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                              81,962             5.65%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                105,961             7.30%

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          145,080            10.00%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                          288,512            19.89%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                              103,913             7.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           203,730            14.04%

           ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

            As of December 7, 2012, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:

Name and Address                           No. of Shares of Class     % of Class
----------------                           ----------------------     ----------

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                        496,680            12.75%

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Acctg
201 Progress Pkwy
Maryland Heights, MO 63043-3009                      634,542            16.29%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                             587,473            15.08%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd  Floor
Jacksonville, FL 32246-6484                          325,868             8.37%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                              268,417             6.89%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           266,971             6.85%

Class B
--------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                              18,880             5.68%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                         65,975            19.83%

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                           35,378            10.64%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                           62,190            18.70%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                               18,574             5.58%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            58,929            17.72%

Class C
--------

Pershing LLC
P.O, Box 2052
Jersey City, NJ 07303-2052                           164,983            10.80%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                 87,832             5.75%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         174,903            11.45%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL  32246-6484                         257,813            16.88%

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                            93,713             6.14%

National Financial Services LLC
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                              260,554            17.06%


Advisor Class
--------------

Ameritrade Inc.
P.O. Box 2226
Omaha, NE 68103-2226                                  26,400             5.78%

NFS LLC FEBO
John Webb Lavonne S. Webb Trustee
IRA E. Webb Family Trust UA 02/08/01
6404 21st Ave. W, Apt. M201
Bradenton, FL  34209-7812                             92,561            20.27%

NFS LLC FEBO
Lavonne S. Webb IRA Webb Trustee
Lavonne E. Webb Revoctrust TR Date 02/08/01
6404 21st Ave. W, Apt. M201
Bradenton, FL  34209-7812                             71,455            15.64%

Raymond James
Omnibus for Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                         57,372            12.56%

Custodial Arrangements
----------------------

            State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 ("State Street") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Strategies' Trustees, State Street may enter into subcustodial agreements for the holding of the Strategies' securities outside of the United States.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Trust. Under the Distribution Services Agreement between the Trust and ABI, the Trust has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Strategies offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Strategies, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies.

            The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.
            Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2012 for the Strategies is available (1) without charge, upon request, by calling
(800) 227-4618; or on or through the Strategy's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

            The Financial statements of the Strategies for the fiscal year ended August 31, 2012 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Strategies' annual reports. The annual reports were filed on Form N-CSR with the SEC on November 7, 2012. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

                                   APPENDIX A

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                  PROXY VOTING

1.    Introduction

      & As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

      We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed
            2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                         Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles. AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands